UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 2007

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)



      Nevada                           333-119034                  98-0432681
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File  Number)       (IRS Employer
       of incorporation)                                     Identification No.)

                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979

                                 Mailing Address
     Suite 600 - 666 Burrard St., Park Place, Vancouver, British Columbia,
                                 Canada V6C 2X8
                   Issuer's telephone Number: 1 (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

     (a) On January 19, 2007, the Board of Directors of China Health Holding, Inc. (the "Company") approved the Company's dismissal of Dale Matheson Carr-Hilton LaBonte ("DMCL") as independent auditors for the Company and its subsidiaries.

     DMCL's report on the Company's financial statements for the fiscal years ended December 31, 2005 and 2004 contained an explanatory paragraph indicating that there was substantial doubt as to the Company's ability to continue as a going concern. Other than such statement, no report of DMCL on the financial statements of the Company for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.


     During the Company's two most recent fiscal years ended December 31, 2005 and 2004 and the subsequent interim period through January 19, 2007: (i) there have been no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DMCL, would have caused it to make reference to the subject matter of the disagreement in connection with its reports; and (ii) DMCL did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(iv)(B) of Regulation S-B.


     The Company provided to DMCL the disclosure contained in this Form 8-K and requested DMCL to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The requested letter is attached as
Exhibit 16.1 to this Form 8-K.

     (b) On January 19, 2007, the Board of Directors approved the Company's engagement of Russell Bedford Stefanou Mirchandani LLP ("Russell Bedford") as independent auditors for the Company and its subsidiaries. The Company engaged Russell Bedford on January 19, 2007.


     During the Company's two most recent fiscal years ended December 31, 2005 and 2004 and the subsequent interim period through January 19, 2007, neither the Company nor anyone on its behalf consulted Russell Bedford regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, (iii) or oral advice that was an important factor considered by us in reaching our decision as to any accounting, auditing or financial reporting issue or (iv) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B (there being none).



Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits. The following exhibits are filed with this report:

Exhibit No.  Description of Exhibit
-----------  -------------------------------------------------------------------
16.1         Letter of Dale Matheson Carr-Hilton LaBonte

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      China Health Holding, Inc.



Date: February 1, 2007                /s/ Julianna Lu
                                      --------------------------
                                      Julianna Lu
                                      Chief Executive Officer